EXHIBIT 10.7
EXECUTION VERSION
INTERCREDITOR AGREEMENT
     This INTERCREDITOR AGREEMENT (“Agreement”), is dated as of June 27, 2008, and entered into by and among DURA OPERATING CORP., a Delaware corporation (the “Company”), DURA AUTOMOTIVE SYSTEMS, INC., (f/k/a New Dura, Inc.) a Delaware corporation (“Parent”), certain SUBSIDIARIES OF PARENT AND COMPANY, as Guarantors, WILMINGTON TRUST COMPANY, in its capacity as administrative agent for the holders of the Second Lien Term Loan Obligations (as defined below), including its permitted successors and assigns from time to time (the “Second Lien Term Loan Administrative Agent”), and as collateral agent for the holders of the Second Lien Term Loan Obligations, including its permitted successors and assigns from time to time (the “Second Lien Term Loan Collateral Agent”) and GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), in its capacity as administrative agent for the holders of the Revolving Credit Obligations (as defined below), including its permitted successors and assigns from time to time (the “Revolving Administrative Agent”) and as collateral agent for the holders of the Revolving Credit Obligations, including its permitted successors and assigns from time to time (the “Revolving Collateral Agent”). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below or, if not otherwise defined, the Revolving Credit Facility Credit Documents or the Second Lien Term Loan Credit Documents, as applicable (each such term is defined below).
RECITALS
     The Company, Parent, the Guarantors, the lenders and agents party thereto, the Second Lien Term Loan Administrative Agent, and the Second Lien Term Loan Collateral Agent have entered into that certain Term Loan and Guaranty Agreement, dated as of the date hereof, providing a term loan facility to the Company (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Second Lien Term Loan Agreement”);
     The Company, Parent, the Guarantors, the lenders and agents party thereto, the Revolving Administrative Agent, the Revolving Collateral Agent, Wachovia Bank, National Association, as syndication agent, and Bank of America, N.A. as documentation agent and issuing lender, have entered into that certain Senior Secured Revolving Credit and Guaranty Agreement, dated as of the date hereof, providing a revolving credit and letter of credit facility to the Company (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Revolving Credit Agreement”);
     Pursuant to (i) the Second Lien Term Loan Agreement, the Guarantors have agreed to guaranty (the “Second Lien Term Loan Guaranty”) the Second Lien Term Loan Obligations; (ii) the Second Lien Term Loan Agreement, the Company and the Guarantors have agreed to cause certain future Domestic Subsidiaries to agree to guaranty the Second Lien Term Loan Obligations pursuant to the Second Lien Term Loan Guaranty; (iii) the Revolving Credit Agreement, the Guarantors have agreed to guaranty (the “Revolving Credit Guaranty”) the Revolving Credit Obligations; and (iv) the Revolving Credit Agreement, the Company and the Guarantors have agreed to cause certain future Domestic Subsidiaries to agree to guaranty the Revolving Credit Obligations pursuant to the Revolving Credit Guaranty; and
     In order to induce the Revolving Administrative Agent, the Revolving Collateral Agent and the Revolving Credit Lenders to enter into the Revolving Credit Agreement and in order to induce the Second Lien Term Loan Administrative Agent, the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Lenders to enter into the Second Lien Term Loan Agreement, the Revolving Collateral Agent, the Revolving Administrative Agent, the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Administrative Agent have agreed to the relative priority of their respective Liens on the Collateral and certain other rights, priorities and interests as set forth in this Agreement.

AGREEMENT
     In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     SECTION 1. Definitions.
     1.1. Defined Terms. As used in the Agreement, the following terms shall have the following meanings:
     “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 10% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.
     “Agents” means the Revolving Collateral Agent and/or the Second Lien Term Loan Collateral Agent, and “Agent” means either of the two Agents.
     “Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.
     “Approved Counterparty” means, collectively, each Revolving Credit Facility Approved Counterparty and each Second Lien Term Loan Approved Counterparty.
     “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.
     “Bankruptcy Law” means each of the Bankruptcy Code, any similar federal, state or foreign laws, rules or regulations for the relief of debtors or any reorganization, insolvency, moratorium or assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Person and any similar laws, rules or regulations relating to or affecting the enforcement of creditors’ rights generally.
     “Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.
     “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.
     “Cash Management Document” means any certificate, agreement or other document executed by any Revolving Credit Facility Credit Party in respect of the Cash Management Obligations of such Credit Party.

     “Cash Management Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) provided by any Revolving Credit Facility Approved Counterparty (regardless of whether these or similar services were provided prior to the date hereof by such Approved Counterparty), including obligations for the payment of fees, interest, charges, expenses, attorneys’ fees and disbursements in connection therewith.
     “Claimholder” means, collectively, the Revolving Credit Claimholders and the Second Lien Term Loan Claimholders.
     “Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting either Revolving Credit Facility Collateral or Second Lien Term Loan Collateral.
     “Collateral Agents” means, collectively, the Revolving Collateral Agent and the Second Lien Term Loan Collateral Agent.
     “Collateral Enforcement Action” means, collectively or individually for one or both of the Revolving Collateral Agent and the Second Lien Term Loan Collateral Agent, when a Revolving Credit Facility Default or Second Lien Term Loan Default, as the case may be, has occurred and is continuing, whether or not in consultation with any other Agent, to repossess or join any Person in repossessing, or exercise or join any Person in exercising, or institute or maintain or participate in any action or proceeding with respect to, any remedies with respect to any Collateral or commence the judicial enforcement of any of the rights and remedies against the Collateral under the Revolving Credit Facility Credit Documents, the Second Lien Term Loan Credit Documents or under any applicable law, but in all cases (i) including, without limitation, (a) instituting or maintaining, or joining any Person in instituting or maintaining, any enforcement, contest, protest, attachment, collection, execution, levy or foreclosure action or proceeding with respect to any Collateral, whether under any Credit Document or otherwise, (b) exercising any right of set-off with respect to any Credit Party, (c) exercising any right or remedy under any Deposit Account Control Agreement, Securities Account Control Agreement (in each case as defined in the Revolving Credit Agreement), landlord access agreement, bailee’s letter or similar agreement or arrangement or (d) causing (or, after the occurrence and during the continuance of any Revolving Credit Facility Default or Second Lien Term Loan Default, as the case may be, consenting to or requesting) any sale or other disposition of any Collateral, and (ii) excluding the imposition of a default rate or late fee.
     “Commodity Swap Agreement” means any commodity or fuel exchange contract, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging Parent’s and its Subsidiaries’ exposure to fluctuations in prices for commodities or fuel and not for speculative purposes.
     “Company” has the meaning assigned to that term in the Preamble to this Agreement.
     “Contingent Obligations” means at any time, any indemnification or other similar contingent obligations which are not then due and owing at the time of determination.
     “Credit Documents” means, collectively, the Revolving Credit Facility Credit Documents and the Second Lien Term Loan Credit Documents.
     “Credit Agreements” means, collectively, the Second Lien Term Loan Agreement and the Revolving Credit Agreement.

     “Credit Party” means each Revolving Credit Facility Credit Party and each Second Lien Term Loan Credit Party.
     “Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with Parent’s and its Subsidiaries’ operations and not for speculative purposes.
     “Deposit Account” as defined in the UCC.
     “Discharge of Revolving Credit Obligations” means, except to the extent otherwise expressly provided in Section 5.5:
     (a) payment in full in cash of the principal of and interest on all Indebtedness outstanding under the Revolving Credit Facility Credit Documents and constituting Revolving Credit Obligations;
     (b) payment in full in cash of all other Revolving Credit Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time);
     (c) termination or expiration of all commitments, if any, to extend credit that would constitute Revolving Credit Obligations; and
     (d) termination of all letters of credit issued under the Revolving Credit Facility Credit Documents and constituting Revolving Credit Obligations or providing cash collateral or backstop letters of credit acceptable to the Revolving Administrative Agent in an amount equal to 105% of the applicable outstanding reimbursement obligation (in a manner reasonably satisfactory to the Revolving Administrative Agent).
     Notwithstanding the foregoing, the receipt of the distributions provided for under a plan of reorganization approved by the Revolving Credit Claimholders shall be deemed a Discharge of Revolving Credit Obligations.
     “Discharge of Second Lien Term Loan Obligations” means, except to the extent otherwise expressly provided in Section 5.5:
     (a) payment in full in cash of the principal of and interest on all Indebtedness outstanding under the Second Lien Term Loan Credit Documents and constituting Second Lien Term Loan Obligations;
     (b) payment in full in cash of all other Second Lien Term Loan Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and
     (c) termination or expiration of all commitments, if any, to extend credit that would constitute Second Lien Term Loan Obligations.

     Notwithstanding the foregoing, the receipt of the distributions provided for under a plan of reorganization approved by the Second Lien Term Loan Claimholders shall be deemed a Discharge of Second Lien Term Loan Obligations.
     “Disposition” has the meaning assigned to that term in Section 5.1(b).
     “Domestic Subsidiary” means any Subsidiary of Parent organized under the laws of the United States of America, any State thereof or the District of Columbia.
     “Foreign Subsidiary” means any Subsidiary of Parent that is not a Domestic Subsidiary.
     “Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.
     “Grantors” means the Company, Parent, each of the Guarantor Subsidiaries and each other Person that has or may from time to time hereafter execute and deliver a Second Lien Term Loan Collateral Document or a Revolving Credit Facility Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof).
     “Guarantor Subsidiary” means each Guarantor other than Parent.
     “Hedge Agreement” means a Swap Contract entered into with a Revolving Credit Facility Approved Counterparty or a Second Lien Term Loan Approved Counterparty.
     “Hedging Obligation” of any Person means any obligation of such Person pursuant to any Hedge Agreements.
     “Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the Second Lien Term Loan Agreement or the Revolving Credit Agreement, as applicable.
     “Insolvency or Liquidation Proceeding” means:
     (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor;
     (b) any other voluntary or involuntary insolvency, reorganization, winding-up or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets (other than any merger or consolidation, liquidation, windup or dissolution not involving bankruptcy that is expressly permitted pursuant to Section 6.9 of each Credit Agreement);
     (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (other than any merger or consolidation, liquidation, windup or dissolution not involving bankruptcy that is expressly permitted pursuant to Section 6.9 of each Credit Agreement);
     (d) any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt or other property of any Grantor;

     (e) any case or proceeding seeking the entry of an order of relief or the appointment of a custodian, receiver, trustee or other similar proceeding with respect to any Grantor or any property or Indebtedness of any Grantor; or
     (f) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
     “Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with Parent’s and its Subsidiaries’ operations and not for speculative purposes.
     “Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided, in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.
     “Lender” means each Second Lien Term Loan Lender and each Revolving Credit Lender.
     “Lien” means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.
     “New Agent” has the meaning assigned to that term in Section 5.5.
     “New Debt Notice” has the meaning assigned to that term in Section 5.5.
     “Obligations” means all obligations of every nature of each Grantor from time to time owed to any agent or trustee, the Second Lien Term Loan Claimholders, the Revolving Credit Claimholders or any of them or their respective Affiliates under the Second Lien Term Loan Credit Documents, the Revolving Credit Facility Credit Documents or Hedge Agreements, whether for principal, interest or payments for early termination of Interest Rate Agreements, fees, expenses (including reasonable attorney fees and expenses), indemnification or otherwise and all guarantees of any of the foregoing.
     “Parent” has the meaning set forth in the Recitals to this Agreement.
     “Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.
     “Pledged Collateral” has the meaning set forth in Section 5.4.
     “Proceeds” as defined in the UCC.
     “Recovery” has the meaning set forth in Section 7.1.
     “Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, amend and restate, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
     “Revolving Administrative Agent” has the meaning assigned to that term in the Preamble of this Agreement.
     “Revolving Collateral Agent” has the meaning assigned to that term in the Preamble of this Agreement.
     “Revolving Credit Agent” means any of the Revolving Administrative Agent and the Revolving Collateral Agent.
     “Revolving Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement.
     “Revolving Credit Claimholders” means, at any relevant time, the holders of Revolving Credit Obligations at that time, including the Revolving Credit Lenders, the Issuing Banks (as defined in the Revolving Credit Agreement) and the agents under the Revolving Credit Facility Credit Documents and any Revolving Credit Facility Approved Counterparties.
     “Revolving Credit Facility Approved Counterparty” has the meaning given to the term “Lender Counterparty” in the Revolving Credit Agreement.
     “Revolving Credit Facility Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Revolving Credit Obligations.
     “Revolving Credit Facility Collateral Documents” means the Collateral Documents (as defined in the Revolving Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Revolving Credit Obligations or under which rights or remedies with respect to such Liens are governed.
     “Revolving Credit Facility Credit Documents” means the Revolving Credit Agreement and the Credit Documents (as defined in the Revolving Credit Agreement), each Cash Management Document, each Hedge Agreement and each of the other agreements, documents and instruments providing for or evidencing any other Revolving Credit Obligation, and any other document or instrument executed or delivered at any time in connection with any Revolving Credit Obligations, including any intercreditor or joinder agreement among holders of Revolving Credit Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.
     “Revolving Credit Facility Credit Party” means “Credit Party” as defined in the Revolving Credit Agreement.
     “Revolving Credit Facility Default” means an “Event of Default” (as defined in the Revolving Credit Agreement).
     “Revolving Credit Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.

     “Revolving Credit Lenders” means the “Lenders” under and as defined in the Revolving Credit Agreement.
     “Revolving Credit Obligations” means all Obligations outstanding under the Revolving Credit Agreement and the other Revolving Credit Facility Credit Documents, including Cash Management Documents and Hedge Agreements.
     Notwithstanding the foregoing, if the sum of (x) the aggregate principal amount of Indebtedness (as defined in the Revolving Credit Agreement) constituting principal outstanding under the Revolving Credit Agreement and the other Revolving Credit Facility Credit Documents (other than Indebtedness in respect of Cash Management Obligations and Hedging Obligations) plus (y) the aggregate face amount of any outstanding letters of credit issued under the Revolving Credit Agreement, exceeds the sum of (A) the lesser of (I) $127,000,000 and (II) 115% of the sum of (a) 85% of Adjusted Eligible Receivables, (b) the least of (i) 85% of the Net Orderly Liquidation Value Percentage of Eligible Inventory, (ii) 65% of Eligible Inventory (valued at the lower of cost and market on a first in, first out basis), and (iii) the Inventory Cap, plus (c) the lesser of (i) the sum of (x) 50% of the Appraised Value of Eligible Real Estate Assets, (y) 85% of the Appraised Value of Eligible Equipment and (z) 75% of the Appraised Value of Eligible Aircraft, and (ii) the Fixed Asset Cap (as such term and each other capitalized term used in this sub-clause (A)(II) is defined in the Revolving Credit Agreement as in effect on the date hereof) plus (B) the amount of Protective Advances (as defined in and not exceeding the maximum amount permitted by the Revolving Credit Agreement as in effect on the date hereof) outstanding at such time, (the “Revolving Credit Facility Cap Amount”), then only that portion of such Indebtedness (as defined in the Revolving Credit Agreement) and such aggregate face amount of letters of credit equal to the Revolving Credit Facility Cap Amount plus Indebtedness in respect of Cash Management Obligations and Hedging Obligations shall be included in Revolving Credit Obligations and interest, fees, expenses and indemnification obligations with respect to such Indebtedness (as defined in the Revolving Credit Agreement), letters of credit and Cash Management Obligations and Hedging Obligations shall only constitute Revolving Credit Obligations to the extent related to Indebtedness (as defined in the Revolving Credit Agreement), face amounts of letters of credit, Cash Management Obligations and Hedging Obligations included in the Revolving Credit Obligations.
     “Revolving Credit Priority Collateral” means all Collateral other than the Second Lien Term Loan Priority Collateral; provided, however, that to the extent that identifiable Proceeds of Second Lien Term Loan Priority Collateral are deposited or held in any Deposit Account or Securities Account that constitutes Revolving Credit Priority Collateral, then (as provided in Section 3.3 below) such Collateral or other identifiable Proceeds shall be treated as Second Lien Term Loan Priority Collateral for purposes of this Agreement.
     “Revolving Credit Standstill Period” has the meaning set forth in Section 3.2(a)(1).
     “Second Lien Term Loan Administrative Agent” means the “Administrative Agent” under and as defined in the Second Lien Term Loan Credit Documents.
     “Second Lien Term Loan Agent” means each of the Second Lien Term Loan Administrative Agent and the Second Lien Term Loan Collateral Agent.
     “Second Lien Term Loan Agreement” has the meaning assigned to that term in the Recitals to this Agreement.
     “Second Lien Term Loan Approved Counterparty” has the meaning given to the term “Lender Counterparty” in the Second Lien Term Loan Agreement.

     “Second Lien Term Loan Claimholders” means, at any relevant time, the holders of Second Lien Term Loan Obligations at that time, including the Second Lien Term Loan Lenders and the agents under the Second Lien Term Loan Credit Documents and any Second Lien Term Loan Approved Counterparties.
     “Second Lien Term Loan Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Second Lien Term Loan Obligations.
     “Second Lien Term Loan Collateral Agent” has the meaning assigned to that term in the Preamble to this Agreement.
     “Second Lien Term Loan Collateral Documents” means the Collateral Documents (as defined in the Second Lien Term Loan Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Term Loan Obligations or under which rights or remedies with respect to such Liens are governed.
     “Second Lien Term Loan Credit Documents” means the Second Lien Term Loan Agreement and the Credit Documents (as defined in the Second Lien Term Loan Agreement), each Hedge Agreement and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Term Loan Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Term Loan Obligations, including any intercreditor or joinder agreement among holders of Second Lien Term Loan Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.
     “Second Lien Term Loan Credit Party” means “Credit Party” as defined in the Second Lien Term Loan Agreement.
     “Second Lien Term Loan Default” means an “Event of Default” (as defined in the Second Lien Term Loan Agreement).
     “Second Lien Term Loan Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.
     “Second Lien Term Loan Lenders” means the “Lenders” under and as defined in the Second Lien Term Loan Credit Documents.
     “Second Lien Term Loan Obligations” means all Obligations outstanding under the Second Lien Term Loan Agreement and the other Second Lien Term Loan Credit Documents, including Hedge Agreements.
     Notwithstanding the foregoing, if the aggregate principal amount of Indebtedness (as defined in the Second Lien Term Loan Agreement) constituting principal outstanding under the Second Lien Term Loan Agreement and the other Second Lien Term Loan Credit Documents (other than Hedge Agreements) is in excess of the sum of (A) $115,000,000 plus (B) the aggregate amount of interest capitalized as principal pursuant to the terms of the Second Lien Term Loan Agreement, in the aggregate (the “Second Lien Term Loan Cap Amount”), then only that portion of such Indebtedness (as defined in the Second Lien Term Loan Agreement) equal to the Second Lien Term Loan Cap Amount plus Indebtedness in respect of Hedging Obligations shall be included in Second Lien Term Loan Obligations and interest, fees, expenses and indemnification obligations with respect to such Indebtedness (as defined in the Second Lien Term Loan Agreement) and Hedging Obligations shall only constitute Second Lien Term Loan Obligations to the extent related to Indebtedness (as defined in the Second Lien Term Loan Agreement) and Hedging Obligations included in the Second Lien Term Loan Obligations.
     “Second Lien Term Loan Priority Collateral” means, collectively, that portion of the Collateral now owned or at any time hereafter acquired by any Credit Party or in which any Credit Party now has or at any time in the future may acquire any right, title or interest, consisting of (i) Capital Stock of any Foreign Subsidiary and, (ii) intercompany Indebtedness (whether or not evidenced by a promissory note) owed by any Foreign Subsidiary to any Credit Party.
     “Second Lien Term Loan Standstill Period” has the meaning set forth in Section 3.1(a)(1).
     “Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.
     “Securities Accounts” as defined in the UCC.
     “Swap Contracts” means collectively, each Interest Rate Agreement, each Currency Agreement and each Commodity Swap Agreement.
     “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of any Collateral Agent’s or any secured party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect from time to time in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.
     1.2. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:
     (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;
     (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;
     (c) the words “herein,” “hereof’ and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

     (d) all references herein to Sections shall be construed to refer to Sections of this Agreement;
     (e) all references to terms defined in the UCC in effect in the State of New York shall have the meaning ascribed to them therein (unless otherwise specifically defined herein); and
     (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
     SECTION 2. Lien Priorities.
     2.1. Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Term Loan Obligations granted on the Collateral or of any Liens securing the Revolving Credit Obligations granted on the Collateral and notwithstanding any provision of any UCC, or any other applicable law or the Revolving Credit Facility Credit Documents or the Second Lien Term Loan Credit Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the Revolving Credit Obligations or Second Lien Term Loan Obligations or any other circumstance whatsoever, the Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders and the Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders hereby agree that:
     (a) any Lien of the Revolving Collateral Agent on the Revolving Credit Priority Collateral securing any Revolving Credit Obligations, whether now or hereafter held by or on behalf of the Revolving Collateral Agent or any Revolving Credit Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to all Liens on the Revolving Credit Priority Collateral securing any Second Lien Term Loan Obligations; and
     (b) any Lien of the Second Lien Term Loan Collateral Agent on the Second Lien Term Loan Priority Collateral securing any Second Lien Term Loan Obligations, whether now or hereafter held by or on behalf of the Second Lien Term Loan Collateral Agent, any Second Lien Term Loan Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to all Liens on the Second Lien Term Loan Priority Collateral securing any Revolving Credit Obligations.
     2.2. Prohibition on Contesting Liens. Each of the Second Lien Term Loan Collateral Agent, for itself and on behalf of each Second Lien Term Loan Claimholder, and the Revolving Collateral Agent, for itself and on behalf of each Revolving Credit Claimholder, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Revolving Credit Claimholders or any of the Second Lien Term Loan Claimholders in the Collateral, or the provisions of this Agreement, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of either Agent or any Revolving Credit Claimholder or Second Lien Term Loan Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Obligations as provided in Sections 2.1, 3.1 and 3.2.
     2.3. No New Liens. So long as the Discharge of Revolving Credit Obligations and the Discharge of Second Lien Term Loan Obligations have not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against one or more of the Company or any other Grantor, the parties hereto agree that neither the Company nor any other Grantor shall:
     (a) grant or permit any additional Liens on any asset or property to secure any Second Lien Term Loan Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the Revolving Credit Obligations; or
     (b) grant or permit any additional Liens on any asset or property to secure any Revolving Credit Obligations (other than cash collateral with respect to letters of credit in an amount not to exceed 105% of the aggregate face amount thereof) unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Term Loan Obligations.
To the extent any additional Liens are granted on any asset or property pursuant to this Section 2.3, the priority of such additional Liens shall be determined in accordance with Section 2.1. In addition, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available hereunder, the Revolving Collateral Agent, on behalf of the Revolving Credit Claimholders and the Second Lien Term Loan Collateral Agent, on behalf of the Second Lien Term Loan Claimholders, agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.
     2.4. Similar Liens and Agreements. The parties hereto agree that it is their intention that the Revolving Credit Facility Collateral and the Second Lien Term Loan Collateral be identical (other than cash collateral with respect to letters of credit constituting Revolving Credit Obligations in an amount not to exceed 105% of the aggregate face amount thereof). In furtherance of the foregoing and of Section 7.10, the parties hereto agree, subject to the other provisions of this Agreement:
     (a) upon request by the Revolving Collateral Agent or the Second Lien Term Loan Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Revolving Credit Facility Collateral and the Second Lien Term Loan Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Revolving Credit Facility Credit Documents and the Second Lien Term Loan Credit Documents; and
     (b) that the Revolving Credit Facility Collateral Documents and the Second Lien Term Loan Collateral Documents and guarantees for the Revolving Credit Obligations and the Second Lien Term Loan Obligations, subject to Sections 5.3(a) and 5.3(b), shall be in all material respects the same forms of documents other than with respect to differences to reflect the nature of the lending arrangements and the first and second lien nature of the Obligations thereunder with respect to the Second Lien Term Loan Priority Collateral and the Revolving Credit Priority Collateral.
     2.5. No Payment Subordination. Nothing contained in this Agreement is intended to subordinate any debt claim by a Second Lien Term Loan Claimholder to a debt claim by a Revolving Credit Claimholder. Nothing contained in this Agreement is intended to subordinate any debt claim by a Revolving Credit Claimholder to a debt claim by a Second Lien Term Loan Claimholder. All debt claims of the Second Lien Term Loan Claimholders and Revolving Credit Claimholders are intended to be pari passu.

     SECTION 3. Enforcement.
     3.1. Exercise of Remedies — Restrictions on Second Lien Term Loan Collateral Agent.
     (a) Until the Discharge of Revolving Credit Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders:
     (1) will not exercise or seek to exercise any rights or remedies with respect to any Revolving Credit Priority Collateral (including the exercise of any right of setoff or any right under any lockbox agreement or any control agreement with respect to Deposit Accounts or Securities Accounts) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Second Lien Term Loan Collateral Agent may exercise any or all such rights or remedies after the passage of a period of at least 135 days has elapsed since the later of: (A) the date on which the Second Lien Term Loan Collateral Agent declared the existence of a Second Lien Term Loan Default and demanded the repayment of all the principal amount of the Second Lien Term Loan Obligations; and (B) the date on which the Revolving Collateral Agent received notice from the Second Lien Term Loan Collateral Agent of such declaration of a Second Lien Term Loan Default (the “Second Lien Term Loan Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholder exercise any rights or remedies with respect to the Revolving Credit Priority Collateral (unless (x) the final step triggering the “one action rule” or any similar legal provision in any applicable state has occurred and (y) the applicable Second Lien Term Loan Claimholder has provided written notice to the Revolving Credit Claimholders no later than ten (10) Business Days prior to the commencement of such final step of its exercise of any rights or remedies permitted hereunder) if, notwithstanding the expiration of the Second Lien Term Loan Standstill Period, the Revolving Collateral Agent or Revolving Credit Claimholders shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Collateral (prompt notice of such exercise to be given to the Second Lien Term Loan Collateral Agent);
     (2) will not contest, protest or object to, or otherwise interfere with, any foreclosure proceeding or action brought by the Revolving Collateral Agent or any Revolving Credit Claimholder or any other exercise by the Revolving Collateral Agent or any Revolving Credit Claimholder of any rights and remedies relating to the Revolving Credit Priority Collateral, whether under the Revolving Credit Facility Credit Documents or otherwise; and
     (3) subject to their rights under clause (a)(1) above and except as may be permitted in Section 3.1(c), will not object to the forbearance by the Revolving Collateral Agent or any of the Revolving Credit Claimholders from bringing or pursuing any Collateral Enforcement Action with respect to the Revolving Credit Priority Collateral;
     provided, however, that, in the case of (1), (2) and (3) above, the Liens granted to secure the Second Lien Term Loan Obligations of the Second Lien Term Loan Claimholders shall attach to the Proceeds thereof subject to the relative priorities described in Section 2.
     (b) Until the Discharge of Revolving Credit Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, subject to Section 3.1(a)(1), the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second

Lien Term Loan Claimholders, agrees that the Revolving Collateral Agent and the Revolving Credit Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of Revolving Credit Priority Collateral by the respective Grantors after a Revolving Credit Facility Default) make determinations regarding the release, disposition, or restrictions with respect to the Revolving Credit Priority Collateral (including, without limitation, exercising remedies under Deposit Account Control Agreements and Securities Account Control Agreements (in each case as defined in the Revolving Credit Agreement)) without any consultation with or the consent of the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholder; provided, however, that the Lien securing the Second Lien Term Loan Obligations shall remain on the Proceeds (other than those properly applied to the Revolving Credit Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Revolving Credit Priority Collateral, the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders, agrees that the Revolving Collateral Agent and the Revolving Credit Claimholders may enforce the provisions of the Revolving Credit Facility Credit Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Revolving Credit Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.
     (c) Notwithstanding the foregoing, the Second Lien Term Loan Collateral Agent and any Second Lien Term Loan Claimholder may:
     (1) file a claim or statement of interest with respect to the Second Lien Term Loan Obligations;
     (2) take any action in order to create, perfect, preserve or protect its Lien on any of the Collateral; provided that such action shall not be inconsistent with the terms of this Agreement and shall not be adverse to the priority status of the Liens on the Revolving Credit Priority Collateral, or the rights of the Revolving Collateral Agent or the Revolving Credit Claimholders to exercise remedies in respect thereof;
     (3) file any pleadings in opposition to any pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Term Loan Claimholders, including any claims secured by the Revolving Credit Priority Collateral, if any, in each case in accordance with the terms of this Agreement;
     (4) file any pleadings, objections, motions or enter into any agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law (including filing any involuntary petitions), in each case not inconsistent with the terms of this Agreement;
     (5) vote on and file any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Term Loan Obligations and the Second Lien Term Loan Priority Collateral;
     (6) make any debtor-in-possession financing loan to the Grantors consistent with the provisions of Section 5.6 in any Insolvency or Liquidation Proceeding; and

     (7) exercise any of its rights or remedies with respect to any of the Collateral after the termination of the Second Lien Term Loan Standstill Period to the extent permitted by Section 3.1(a)(1).
     The Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders, agrees that it will not take or receive any Revolving Credit Priority Collateral or any Proceeds of such Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any such Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until, the Discharge of Revolving Credit Obligations has occurred, except as expressly provided in Section 3.1(a) and this Section 3.1(c), the sole right of the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders with respect to the Revolving Credit Priority Collateral is to hold a Lien on such Collateral pursuant to the Second Lien Term Loan Collateral Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Revolving Credit Obligations has occurred.
     (d) Subject to Sections 3.1(a) and (c):
     (1) the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders, agrees that the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders will not, except as not prohibited herein, take any action that would hinder any exercise of remedies with regard to the Revolving Credit Priority Collateral under the Revolving Credit Facility Credit Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Revolving Credit Priority Collateral, whether by foreclosure or otherwise;
     (2) except as expressly set forth herein, the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders, hereby waives any and all rights it or the Second Lien Term Loan Claimholders may have as a junior lien creditor with respect to the Revolving Credit Priority Collateral or otherwise to object to the manner in which the Revolving Collateral Agent or the Revolving Credit Claimholders seek to enforce or collect on the Revolving Credit Priority Collateral securing the Revolving Credit Obligations granted in any of the Revolving Credit Facility Credit Documents or undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Revolving Collateral Agent or Revolving Credit Claimholders is adverse to the interest of the Second Lien Term Loan Claimholders; and
     (3) the Second Lien Term Loan Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any of the Second Lien Term Loan Collateral Documents or any other Second Lien Term Loan Credit Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Revolving Collateral Agent or the Revolving Credit Claimholders with respect to the Revolving Credit Priority Collateral as set forth in this Agreement and the Revolving Credit Facility Credit Documents.
     (e) Except as otherwise specifically set forth in Sections 3.1(a), (d) and 3.3, the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders may exercise rights and remedies as unsecured creditors against any Grantor, in accordance with the terms of the Second Lien Term Loan Credit Documents and applicable law; provided, however, that in the event that any Second Lien Term Loan Claimholder becomes a judgment Lien creditor in respect of Revolving Credit Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Term Loan Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Revolving Credit Obligations) as the other Liens securing the Second Lien Term Loan Obligations are subject to this Agreement.
     (f) Nothing in this Agreement shall prohibit the receipt by the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholders of payments of interest, principal and other amounts owed in respect of the Second Lien Term Loan Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholders of rights or remedies as a secured creditor (including set-off) in respect of Revolving Credit Priority Collateral or enforcement of any Lien on Revolving Credit Priority Collateral held by any of them, in each case in contravention of this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Revolving Collateral Agent or the Revolving Credit Claimholders may have against the Grantors under the Revolving Credit Facility Credit Documents, other than with respect to the Second Lien Term Loan Priority Collateral solely to the extent expressly provided herein.
     3.2. Exercise of Remedies — Restrictions on Revolving Collateral Agent.
     (a) Until the Discharge of Second Lien Term Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Revolving Collateral Agent and the Revolving Credit Claimholders:
     (1) will not exercise or seek to exercise any rights or remedies with respect to any Second Lien Term Loan Priority Collateral or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Revolving Collateral Agent may exercise any or all such rights or remedies after the passage of a period of at least 135 days has elapsed since the later of: (A) the date on which the Revolving Collateral Agent declared the existence of any Revolving Credit Facility Default and demanded the repayment of all the principal amount of the Revolving Credit Obligations; and (B) the date on which the Second Lien Term Loan Collateral Agent received notice from the Revolving Collateral Agent of such declaration of a Revolving Credit Facility Default (the “Revolving Credit Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Revolving Collateral Agent or any Revolving Credit Claimholder exercise any rights or remedies with respect to the Second Lien Term Loan Priority Collateral (unless (x) the final step triggering the “one action rule” or any similar legal provision in any applicable state has occurred and (y) the applicable Revolving Credit Claimholder has provided written notice to the Second Lien Term Loan Claimholders no later than ten (10) Business Days prior to the commencement of such final step of its exercise of any rights or remedies permitted hereunder) if, notwithstanding the expiration of the Revolving Credit Standstill Period, the Second Lien Term Loan Collateral Agent or Second Lien Term Loan Claimholders shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Collateral (prompt notice of such exercise to be given to the Revolving Collateral Agent);
     (2) will not contest, protest or object to, or otherwise interfere with, any foreclosure proceeding or action brought by the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholder or any other exercise by the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholder of any rights and remedies relating to the Second Lien Term Loan Priority Collateral, whether under the Second Lien Term Loan Credit Documents or otherwise; and

     (3) subject to their rights under clause (a)(1) above and except as may be permitted in Section 3.2(c), will not object to the forbearance by the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders from bringing or pursuing any Collateral Enforcement Action with respect to the Second Lien Term Loan Priority Collateral;
     provided, however, that in the case of (1), (2) and (3) above, the Liens granted to secure the Revolving Credit Obligations of the Revolving Credit Claimholders shall attach to the Proceeds thereof subject to the relative priorities described in Section 2.
     (b) Until the Discharge of Second Lien Term Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, subject to Section 3.2(a)(1), the Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of Second Lien Term Loan Priority Collateral by the respective Grantors after a Second Lien Term Loan Default) make determinations regarding the release, disposition, or restrictions with respect to the Second Lien Term Loan Priority Collateral without any consultation with or the consent of the Revolving Collateral Agent or any Revolving Credit Claimholder; provided, however, that the Lien securing the Revolving Credit Obligations shall remain on the Proceeds (other than those properly applied to the Second Lien Term Loan Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Second Lien Term Loan Priority Collateral, the Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders may enforce the provisions of the Second Lien Term Loan Credit Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Second Lien Term Loan Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.
     (c) Notwithstanding the foregoing, the Revolving Collateral Agent and any Revolving Credit Claimholder may:
     (1) file a claim or statement of interest with respect to the Revolving Credit Obligations;
     (2) take any action in order to create, perfect, preserve or protect its Lien on any of the Collateral; provided that such action shall not be inconsistent with the terms of this Agreement and shall not be adverse to the priority status of the Liens on the Second Lien Term Loan Priority Collateral, or the rights of the Second Lien Term Loan Collateral Agent or any of the Second Lien Term Loan Claimholders to exercise remedies in respect thereof;
     (3) file any pleadings in opposition to any pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Revolving Credit Claimholders, including any claims secured by the Second Lien Term Loan Priority Collateral, if any, in each case in accordance with the terms of this Agreement;
     (4) file any pleadings, objections, motions or enter into any agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law (including filing any involuntary petitions), in each case not inconsistent with the terms of this Agreement;
     (5) vote on and file any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Revolving Credit Obligations and the Revolving Credit Priority Collateral;
     (6) make any debtor-in-possession financing loan to the Grantors consistent with the provisions of Section 5.6 in any Insolvency or Liquidation Proceeding; and
     (7) exercise any of its rights or remedies with respect to any of the Collateral after the termination of the Revolving Credit Standstill Period to the extent permitted by Section 3.2(a)(1).
     The Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that it will not take or receive any Second Lien Term Loan Priority Collateral or any Proceeds of such Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any such Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Second Lien Term Loan Obligations has occurred, except as expressly provided in Sections 3.2(a) and this Section 3.2(c), the sole right of the Revolving Collateral Agent and the Revolving Credit Claimholders with respect to the Second Lien Term Loan Priority Collateral is to hold a Lien on such Collateral pursuant to the Revolving Credit Facility Collateral Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Second Lien Term Loan Obligations has occurred.
     (d) Subject to Sections 3.2(a) and (c):
     (1) the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that the Revolving Collateral Agent and the Revolving Credit Claimholders will not, except as not prohibited herein, take any action that would hinder any exercise of remedies with respect to the Second Lien Term Loan Priority Collateral under the Second Lien Term Loan Credit Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Second Lien Term Loan Priority Collateral, whether by foreclosure or otherwise;
     (2) except as expressly set forth herein, the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby waives any and all rights it or the Revolving Credit Claimholders may have as a junior lien creditor with respect to the Second Lien Term Loan Priority Collateral or otherwise to object to the manner in which the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders seek to enforce or collect on the Second Lien Term Loan Priority Collateral securing the Second Lien Term Loan Obligations granted in any of the Second Lien Term Loan Credit Documents or undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders is adverse to the interest of the Revolving Credit Claimholders; and
     (3) the Revolving Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any of the Revolving Credit Facility Collateral Documents or any other Revolving Credit Facility Credit Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Second Lien Term Loan

Collateral Agent or the Second Lien Term Loan Claimholders with respect to the Second Lien Term Loan Priority Collateral as set forth in this Agreement and the Second Lien Term Loan Credit Documents.
     (e) Except as otherwise specifically set forth in Sections 3.2(a) and (d) and 3.3, the Revolving Collateral Agent and the Revolving Credit Claimholders may exercise rights and remedies as unsecured creditors against any Grantor, in accordance with the terms of the Revolving Credit Facility Credit Documents and applicable law; provided, however, that in the event that any Revolving Credit Claimholder becomes a judgment Lien creditor in respect of Second Lien Term Loan Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Revolving Credit Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Second Lien Term Loan Obligations) as the other Liens securing the Revolving Credit Obligations are subject to this Agreement.
     (f) Nothing in this Agreement shall prohibit the receipt by the Revolving Collateral Agent or any Revolving Credit Claimholders of payments of interest, principal and other amounts owed in respect of the Revolving Credit Obligations so long as such receipt is not the direct or indirect result of the exercise by the Revolving Collateral Agent or any Revolving Credit Claimholders of rights or remedies as a secured creditor (including set-off) in respect of Second Lien Term Loan Priority Collateral or enforcement of any Lien on any Second Lien Term Loan Priority Collateral held by any of them, in each case in contravention of this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders may have against the Grantors under the Second Lien Term Loan Credit Documents, other than with respect to the Revolving Credit Priority Collateral solely to the extent expressly provided herein.
     3.3. Exercise of Remedies — Set Off and Tracing of and Priorities in Proceeds.
     (a) The Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, acknowledges and agrees that, to the extent the Revolving Collateral Agent or any Revolving Credit Claimholder exercises its rights of setoff against any Grantors’ Deposit Accounts or Securities Accounts that contain identifiable Proceeds of Second Lien Term Loan Priority Collateral, a percentage of the amount of such setoff equal to the percentage that such Proceeds bear to the total amount on deposit in or credited to the balance of such Deposit Accounts or Securities Accounts shall be deemed to constitute Second Lien Term Loan Priority Collateral, which amount shall be held and distributed pursuant to Section 4.3; provided, however that the foregoing shall not apply to any setoff by the Revolving Collateral Agent against any Revolving Credit Priority Collateral to the extent applied to the payment of Revolving Credit Obligations.
     (b) The Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders, also agrees that all funds deposited in an account subject to a Deposit Account Control Agreement or a Securities Account Control Agreement (in each case as defined in the Revolving Credit Agreement) that constitute Revolving Credit Priority Collateral and then applied to the Revolving Credit Obligations shall be treated as Revolving Credit Priority Collateral and, unless the Revolving Collateral Agent is notified by the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholder or otherwise has knowledge to the contrary, any claim that payments made to the Revolving Collateral Agent through the Deposit Accounts and Securities Accounts that are subject to such Deposit Account Control Agreements or Securities Account Control Agreements, respectively, are Proceeds of or otherwise constitute Second Lien Term Loan Priority Collateral are waived by the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders.

     3.4. Buy-Out Right. Without prejudice to the enforcement of the Revolving Credit Claimholders’ remedies, the Revolving Credit Claimholders agree at any time following an acceleration of the Revolving Credit Obligations in accordance with the terms of the Revolving Credit Agreement or, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding, following a determination by the Revolving Administrative Agent to agree to permit a sale of the Revolving Credit Priority Collateral free and clear of Liens or other claims under Section 363 of the Bankruptcy Code or otherwise, the Revolving Credit Claimholders will offer the Second Lien Term Loan Claimholders the option to purchase the entire aggregate amount of outstanding Revolving Credit Obligations (including unfunded commitments under the Revolving Credit Agreement) at par plus accrued interest, without warranty or representation or recourse, on a pro rata basis across Revolving Credit Claimholders. The Second Lien Term Loan Claimholders shall irrevocably accept or reject such offer within ten (10) Business Days of the receipt thereof and the parties shall endeavor to close promptly thereafter. If the Second Lien Term Loan Claimholders accept such offer, it shall be exercised pursuant to documentation mutually acceptable to each of the Revolving Collateral Agent and the Second Lien Term Loan Collateral Agent; provided, that such purchase and sale documentation shall not impose additional obligations or liabilities on Parent or its Subsidiaries, or make any applicable Credit Document more restrictive on Parent or its Subsidiaries, without the consent of the Company; and provided, further, that to the extent that any purchased Revolving Credit Obligations constitute letters of credit, the applicable purchaser shall be reasonably acceptable to the issuing bank with regard thereto. If the Second Lien Term Loan Claimholders reject such offer (or do not so irrevocably accept such offer within the required timeframe), the Revolving Credit Claimholders shall have no further obligations pursuant to this Section 3.4.
     SECTION 4. Payments.
     4.1. Application of Proceeds.
     (a) So long as the Discharge of Revolving Credit Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all Revolving Credit Priority Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by the Revolving Collateral Agent or any Revolving Credit Claimholder, shall be applied by the Revolving Collateral Agent to the Revolving Credit Obligations in such order as specified in the relevant Revolving Credit Facility Credit Documents. Upon the Discharge of Revolving Credit Obligations, (A) if the Discharge of Second Lien Term Loan Obligations has not occurred, the Revolving Collateral Agent shall deliver to the Second Lien Term Loan Collateral Agent any Collateral and Proceeds of Collateral held by it as a result of the exercise of remedies in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second Lien Term Loan Collateral Agent to the Second Lien Term Loan Obligations in such order as specified in the Second Lien Term Loan Credit Documents or (B) if the Discharge of Second Lien Term Loan Obligations has occurred, the Revolving Collateral Agent shall direct and deliver such Collateral and Proceeds of Collateral held by it as a result of the exercise of remedies as a court of competent jurisdiction directs.
     (b) So long as the Discharge of Second Lien Term Loan Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all Second Lien Term Loan Priority Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholder, shall be applied by the Second Lien Term Loan Collateral Agent to the Second Lien Term Loan Obligations in such order as specified in the relevant Second Lien Term Loan Credit Documents. Upon the Discharge of Second Lien Term Loan Obligations, (A) if the Discharge of Revolving Credit Obligations has not occurred, the Second Lien Term Loan Collateral Agent shall deliver to the Revolving Collateral Agent any Collateral and Proceeds of Collateral held by it as a result of the exercise of remedies in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Revolving Collateral Agent to the Revolving Credit Obligations in such order as specified in the Revolving Credit Facility Credit Documents or (B) if the Discharge of Revolving Credit Obligations has occurred, the Second Lien Term Loan Collateral Agent shall direct and deliver such Collateral and Proceeds of Collateral held by it as a result of the exercise of remedies as a court of competent jurisdiction directs.
     4.2. Payments Over in Violation of Agreement. So long as neither the Discharge of Revolving Credit Obligations nor the Discharge of Second Lien Term Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral or Proceeds thereof (including assets or Proceeds subject to Liens referred to in the final sentence of Section 2.3) received by either Agent or any Second Lien Term Loan Claimholders or Revolving Credit Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the appropriate Agent for the benefit of the Second Lien Term Loan Claimholders or the Revolving Credit Claimholders, as the case may be, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each Agent is hereby authorized by the other Agent to make any such endorsements as agent for the other Agent or any Second Lien Term Loan Claimholders or Revolving Credit Claimholders, as the case may be. This authorization is coupled with an interest and is irrevocable until the Discharge of Revolving Credit Obligations and Discharge of Second Lien Term Loan Obligations.
     4.3. Application of Payments. Subject to the other terms of this Agreement, all payments received by (a) the Revolving Collateral Agent or the Revolving Credit Claimholders may be applied, reversed and reapplied, in whole or in part, to the Revolving Credit Obligations to the extent provided for in the Revolving Credit Facility Credit Documents and (b) the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders may be applied, reversed and reapplied, in whole or in part, to the Second Lien Term Loan Obligations to the extent provided for in the Second Lien Term Loan Credit Documents.
     4.4. Reinstatement.
     (a) To the extent any payment with respect to any Revolving Credit Obligation (whether by or on behalf of any Grantor, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Lien Term Loan Claimholders, receiver or similar Person, whether in connection with any Insolvency or Liquidation Proceeding or otherwise, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Revolving Credit Claimholders and the Second Lien Term Loan Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges to be paid pursuant to the Revolving Credit Facility Credit Documents are disallowed by order of any court, including, without limitation, by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges shall, as between the Revolving Credit Claimholders and the Second Lien Term Loan Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Revolving Credit Obligations”.
     (b) To the extent any payment with respect to any Second Lien Term Loan Obligation (whether by or on behalf of any Grantor, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Revolving Credit Claimholders, receiver or similar Person, whether in connection with any Insolvency or Liquidation Proceeding or otherwise, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Second Lien Term Loan Claimholders and the Revolving Credit Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges to be paid pursuant to the Second Lien Term Loan Credit Documents are disallowed by order of any court, including, without limitation, by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges shall, as between the Second Lien Term Loan Claimholders and the Revolving Credit Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Second Lien Term Loan Obligations”.
     SECTION 5. Other Agreements.
     5.1. Releases.
     (a) (i) If in connection with the exercise of the Revolving Collateral Agent’s remedies in respect of any Collateral as provided for in Section 3.1, the Revolving Collateral Agent, for itself or on behalf of any of the Revolving Credit Claimholders, releases any of its Liens on any part of the Revolving Credit Priority Collateral, then the Liens, if any, of the Second Lien Term Loan Collateral Agent, for itself or for the benefit of the Second Lien Term Loan Claimholders, on the Revolving Credit Priority Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released. The Second Lien Term Loan Collateral Agent, for itself or on behalf of any such Second Lien Term Loan Claimholders, promptly shall execute and deliver to the Revolving Collateral Agent or such Grantor such termination statements, releases and other documents as the Revolving Collateral Agent or such Grantor may reasonably request in writing to effectively confirm such release.
          (ii) If in connection with the exercise of the Second Lien Term Loan Collateral Agent’s remedies in respect of any Collateral as provided for in Section 3.2, the Second Lien Term Loan Collateral Agent, for itself or on behalf of any of the Second Lien Term Loan Claimholders, releases any of its Liens on any part of the Second Lien Term Loan Priority Collateral, then the Liens, if any, of the Revolving Collateral Agent, for itself or for the benefit of the Revolving Credit Claimholders, on the Second Lien Term Loan Priority Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released. The Revolving Collateral Agent, for itself or on behalf of any such Revolving Credit Claimholders, promptly shall execute and deliver to the Second Lien Term Loan Collateral Agent or such Grantor such termination statements, releases and other documents as the Second Lien Term Loan Collateral Agent or such Grantor may reasonably request in writing to effectively confirm such release.
     (b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of both the Revolving Credit Facility Credit Documents and the Second Lien Term Loan Credit Documents (other than in connection with the exercise of the respective Agent’s rights and remedies in respect of the Collateral as provided for in Sections 3.1 and 3.2), (i) the Revolving Collateral Agent, for itself or on behalf of any of the Revolving Credit Claimholders, releases any of its Liens on any part of the Revolving Credit Priority Collateral, in each case other than (A) in connection with the Discharge of Revolving Credit Obligations or (B) after the occurrence and during the continuance of a Second Lien Term Loan Default, then the Liens, if any, of the Second Lien Term Loan Collateral Agent, for itself or for the benefit of the Second Lien Term Loan Claimholders, on such Collateral shall be automatically, unconditionally and simultaneously released, and (ii) the Second Lien Term Loan Collateral Agent, for itself or on behalf of any of the Second Lien Term

Loan Claimholders, releases any of its Liens on any part of the Second Lien Term Loan Priority Collateral, in each case other than (A) in connection with the Discharge of Second Lien Term Loan Obligations or (B) after the occurrence and during the continuance of a Revolving Credit Facility Default, then the Liens, if any, of the Revolving Collateral Agent, for itself or for the benefit of the Revolving Credit Claimholders, on such Collateral (or, if such Collateral includes the Capital Stock of any Subsidiary, the Liens on Collateral owned by such Subsidiary) shall be automatically, unconditionally and simultaneously released. The Revolving Collateral Agent and Second Lien Term Loan Collateral Agent, each for itself and on behalf of any such Revolving Credit Claimholders or Second Lien Term Loan Claimholders, as the case may be, promptly shall execute and deliver to the other Agent or such Grantor such termination statements, releases and other documents as the other Agent or such Grantor may reasonably request in writing to effectively confirm such release.
     (c) Until the Discharge of Revolving Credit Obligations and Discharge of Second Lien Term Loan Obligations shall occur, the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, and the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders, as the case may be, hereby irrevocably constitutes and appoints the other Agent and any officer or agent of the other Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the other Agent or such holder or in the Agent’s own name, from time to time in such Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.
     (d) Until the Discharge of Revolving Credit Obligations and Discharge of Second Lien Term Loan Obligations shall occur, to the extent that the Agents or the Revolving Credit Claimholders or the Second Lien Term Loan Claimholders (i) have released any Lien on Collateral and such Lien is later reinstated or (ii) obtain any new Liens from any Grantor, then the other Agent, for itself and for the Revolving Credit Claimholders or Second Lien Term Loan Claimholders, as the case may be, shall be granted a Lien on any such Collateral, subject to the lien priority provisions of this Agreement.
     5.2. Insurance.
     (a) Unless and until the Discharge of Revolving Credit Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Revolving Credit Facility Credit Documents, the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders agrees, that (i) the Revolving Collateral Agent and the Revolving Credit Claimholders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Revolving Credit Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral; (ii) all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of such Collateral and to the extent required by the Revolving Credit Facility Credit Documents shall be paid to the Revolving Collateral Agent for the benefit of the Revolving Credit Claimholders pursuant to the terms of the Revolving Credit Facility Credit Documents (including, without limitation, for purposes of cash collateralization of letters of credit) and thereafter, to the extent no Revolving Credit Obligations are outstanding, and subject to the rights of the Grantors under the Second Lien Term Loan Credit Documents, to the Second Lien Term Loan Collateral Agent for the benefit of the Second Lien Term Loan Claimholders to the extent required under the Second Lien Term Loan Collateral Documents and then, to the extent no Second Lien Term Loan Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholders shall, at any time, receive any

Proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Revolving Collateral Agent in accordance with the terms of Section 4.2.
     (b) Unless and until the Discharge of Second Lien Term Loan Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Second Lien Term Loan Credit Documents, the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that (i) the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Second Lien Term Loan Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral; (ii) all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of such Collateral and to the extent required by the Second Lien Term Loan Credit Documents shall be paid to the Second Lien Term Loan Collateral Agent for the benefit of the Second Lien Term Loan Claimholders pursuant to the terms of the Second Lien Term Loan Credit Documents and thereafter, to the extent no Second Lien Term Loan Obligations are outstanding, and subject to the rights of the Grantors under the Revolving Credit Facility Credit Documents, to the Revolving Collateral Agent for the benefit of the Revolving Credit Claimholders to the extent required under the Revolving Credit Facility Collateral Documents and then, to the extent no Revolving Credit Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the Revolving Collateral Agent or any Revolving Credit Claimholders shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Second Lien Term Loan Collateral Agent in accordance with the terms of Section 4.2.
     (c) To effectuate the foregoing, the Agents shall each receive separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to policies which insure Collateral hereunder. To the extent any Proceeds are received for business interruption or for any liability or indemnification and those Proceeds are not compensation for a casualty loss with respect to the Second Lien Term Loan Priority Collateral, such Proceeds shall first be applied to repay the Revolving Credit Obligations (to the extent required pursuant to the Revolving Credit Agreement) and then be applied, to the extent required by the Second Lien Term Loan Credit Documents, to the Second Lien Term Loan Obligations.
     5.3. Amendments to Revolving Credit Facility Credit Documents and Second Lien Term Loan Credit Documents; Refinancing.
     (a) The Second Lien Term Loan Credit Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Second Lien Term Loan Agreement may be Refinanced, in each case, without notice to, or the consent of the Revolving Collateral Agent or the Revolving Credit Claimholders, all without affecting the lien priority or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Revolving Collateral Agent and the Revolving Credit Claimholders to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not:
     (1) increase the sum of the then outstanding aggregate principal amount of the Second Lien Term Loan Agreement in excess of the Second Lien Term Loan Cap Amount;
     (2) increase the “Applicable Margin” or similar component of the interest rate by more than 2% per annum at any level of the pricing grid applicable thereto (excluding increases resulting from the accrual of interest at the default rate and any increase resulting from the election to pay interest in kind rather than in cash pursuant to the Second Lien Term Loan Agreement as in effect on the date hereof);
     (3) modify (or have the effect of a modification of) the mandatory prepayment provisions of the Second Lien Term Loan Agreement in a manner adverse to the lenders under the Revolving Credit Agreement;
     (4) modify (or have the effect of a modification of) the granting clauses (and the exclusions therefrom) of any Second Lien Term Loan Collateral Document (or the definitions of the terms contained in any such granting clauses) in any manner adverse to the Revolving Credit Claimholders; or
     (5) contravene any provision of this Agreement.
     (b) The Revolving Credit Facility Credit Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Revolving Credit Agreement may be Refinanced, in each case, without notice to, or the consent of the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders, all without affecting the lien priority or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not:
     (1) increase the aggregate commitments of the Revolving Credit Lenders to an amount greater than the Revolving Credit Facility Cap Amount;
     (2) increase the “Applicable Margin” or similar component of the interest rate by more than 2% per annum at any level of the pricing grid applicable thereto (excluding increases resulting from the accrual of interest at the default rate);
     (3) modify (or have the effect of a modification of) the mandatory prepayment provisions of the Revolving Credit Agreement in a manner adverse to the lenders under the Second Lien Term Loan Agreement;
     (4) modify (or have the effect of a modification of) the granting clauses (and the exclusions therefrom) of any Revolving Credit Facility Collateral Document (or the definitions of the terms contained in any such granting clauses) in any manner adverse to the Second Lien Term Loan Claimholders;
     (5) extend the scheduled maturity of the Revolving Credit Agreement or any Refinancing thereof beyond the scheduled maturity of the Second Lien Term Loan Agreement or any Refinancing thereof; or
     (6) contravene any provision of this Agreement.
     (c) The Revolving Collateral Agent and the Second Lien Term Loan Collateral Agent shall each use good faith efforts to notify the other party of any written amendment or modification to the Revolving Credit Agreement or the Second Lien Term Loan Agreement, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party.

     5.4. Bailees for Perfection.
     (a) Each Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the Revolving Credit Claimholders or the Second Lien Term Loan Claimholders, as the case may be, and as bailee for the other Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC and any other similar provision of similar laws) and any assignee solely for the purpose of perfecting the security interest granted under the Revolving Credit Facility Credit Documents and the Second Lien Term Loan Credit Documents, respectively, subject to the terms and conditions of this Section 5.4.
     (b) Neither Agent shall have any obligation whatsoever to the other Agent, to any Revolving Credit Claimholder, or to any Second Lien Term Loan Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the respective Agents under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of Revolving Credit Obligations or Discharge of Second Lien Term Loan Obligations, as the case may be, as provided in paragraph (d) below.
     (c) Neither Agent acting pursuant to this Section 5.4 shall have by reason of the Revolving Credit Facility Credit Documents, the Second Lien Term Loan Credit Documents, this Agreement or any other document a fiduciary relationship in respect of the other Agent, or any Revolving Credit Claimholders or any Second Lien Term Loan Claimholders.
     (d) Upon the Discharge of Revolving Credit Obligations or the Discharge of Second Lien Term Loan Obligations, as the case may be, the Agent under the credit facility which has been discharged shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements and without recourse or warranty, first, to the other Agent to the extent the other Obligations (other than Contingent Obligations) remain outstanding, and second, to the applicable Grantor to the extent no Revolving Credit Obligations or Second Lien Term Loan Obligations, as the case may be, remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). Each Agent further agrees, to the extent that any other Obligations (other than applicable Contingent Obligations) remain outstanding, to take all other commercially reasonable action as shall be reasonably requested in writing by the other Agent, at the sole cost and expense of such other Agent or the Credit Parties, to permit such other Agent to obtain, for the benefit of the Revolving Credit Claimholders or Second Lien Term Loan Claimholders, as applicable, a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.
     (e) Subject to the terms of this Agreement (including the provisions of Sections 3.1, 3.2 and 3.3), (i) so long as the Discharge of Revolving Credit Obligations has not occurred, the Revolving Collateral Agent shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other Revolving Credit Facility Credit Documents, but only to the extent that such Collateral constitutes Revolving Credit Priority Collateral, as if the Liens of the Second Lien Term Loan Collateral Agent and Second Lien Term Loan Claimholders did not exist and (ii) so long as the Discharge of Second Lien Term Loan Obligations has not occurred, the Second Lien Term Loan Collateral Agent shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other Second Lien Term Loan Credit Documents, but only to the extent that such Collateral constitutes Second Lien Term Loan Priority Collateral, as if the Liens of the Revolving Collateral Agent and Revolving Credit Claimholders did not

exist. In furtherance of the foregoing, promptly following the Discharge of Revolving Credit Obligations, unless a New Debt Notice in respect of new Revolving Credit Facility Credit Documents shall have been delivered as provided in Section 5.5 below, the Revolving Collateral Agent hereby agrees to deliver, at the cost and expense of the Second Lien Term Loan Collateral Agent and the Credit Parties, to each bank and securities intermediary, if any, that is counterparty to a Deposit Account Control Agreement or Securities Account Control Agreement (in each case as defined in the Revolving Credit Agreement), as applicable, written notice as contemplated in such Deposit Account Control Agreement or Securities Account Control Agreement, as applicable, directing such bank or securities intermediary, as applicable, to comply with the instructions of the Second Lien Term Loan Collateral Agent, unless the Discharge of Second Lien Term Loan Obligations has occurred (as certified to the Revolving Collateral Agent by Second Lien Term Loan Collateral Agent), in which case, such Deposit Account Control Agreement or Securities Account Control Agreement, as the case may be, shall be terminated.
     (f) Notwithstanding anything in this Agreement to the contrary:
     (1) the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that any requirement under any Revolving Credit Facility Collateral Document that any Grantor deliver any Collateral that constitutes Second Lien Term Loan Priority Collateral to the Revolving Collateral Agent, or that requires any Grantor to vest the Revolving Collateral Agent with possession or “control” (as defined in the UCC) of any Collateral that constitutes Second Lien Term Loan Priority Collateral, in each case, shall be deemed satisfied to the extent that, prior to the Discharge of Second Lien Term Loan Obligations (other than Contingent Obligations), such Collateral is delivered to the Second Lien Term Loan Collateral Agent, or the Second Lien Term Loan Collateral Agent shall have been vested with such possession or (unless, pursuant to the UCC, control may be given concurrently to the Revolving Collateral Agent and the Second Lien Term Loan Collateral Agent) “control”, in each case, subject to the provisions of Section 5.4; and
     (2) the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders, agrees that any requirement under any Second Lien Term Loan Collateral Document that any Grantor deliver any Collateral that constitutes Revolving Credit Priority Collateral to the Second Lien Term Loan Collateral Agent, or that requires any Grantor to vest the Second Lien Term Loan Collateral Agent with possession or “control” (as defined in the UCC) of any Collateral that constitutes Revolving Credit Priority Collateral, in each case, shall be deemed satisfied to the extent that, prior to the Discharge of Revolving Credit Obligations (other than Contingent Obligations), such Collateral is delivered to the Revolving Collateral Agent, or the Revolving Collateral Agent shall have been vested with such possession or (unless, pursuant to the UCC, control may be given concurrently to the Second Lien Term Loan Collateral Agent and the Revolving Collateral Agent) “control”, in each case, subject to the provisions of Section 5.4.
     5.5. When Discharge of Revolving Credit Obligations and Discharge of Second Lien Term Loan Obligations Deemed to Not Have Occurred. If in connection with the Discharge of Revolving Credit Obligations or the Discharge of Second Lien Term Loan Obligations, the Company substantially concurrently enters into any Refinancing of any Revolving Credit Obligation or Second Lien Term Loan Obligation as the case may be, which Refinancing is permitted by both the Second Lien Term Loan Credit Documents and the Revolving Credit Facility Credit Documents, then such Discharge of Revolving Credit Obligations or the Discharge of Second Lien Term Loan Obligations, shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken pursuant to this Agreement as a result of the occurrence of such Discharge of Revolving Credit Obligations or Discharge of Second Lien Term Loan Obligations, as applicable) and, from and after the date on which the New Debt Notice is delivered to the appropriate Agent in accordance with the next sentence, the obligations under such Refinancing shall automatically be treated as Revolving Credit Obligations or Second Lien Term Loan Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Revolving Collateral Agent or Second Lien Term Loan Collateral Agent, as the case may be, under such new Revolving Credit Facility Credit Documents or new Second Lien Term Loan Credit Documents shall be the Revolving Collateral Agent or the Second Lien Term Loan Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New Debt Notice”) stating that the Company has entered into new Revolving Credit Facility Credit Documents or new Second Lien Term Loan Credit Documents (which notice shall include a complete copy of the relevant new documents and provide the identity of the new collateral agent, such agent, the “New Agent”), the other Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral (that is Second Lien Term Loan Priority Collateral, in the case of a New Agent that is the agent under any new Second Lien Term Loan Credit Documents or that is Revolving Credit Priority Collateral, in the case of a New Agent that is the agent under any new Revolving Credit Facility Credit Documents) held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall agree in a writing addressed to the other Agent and the Revolving Credit Claimholders or the Second Lien Term Loan Claimholders, as the case may be, to be bound by the terms of this Agreement. If the new Revolving Credit Obligations under the new Revolving Credit Facility Credit Documents or the new Second Lien Term Loan Obligations under the new Second Lien Term Loan Credit Documents are secured by assets of the Grantors constituting Collateral that do not also secure the other Obligations, then the other Obligations shall be secured at such time by a Lien on such assets to the same extent provided in the Revolving Credit Facility Credit Documents, Second Lien Term Loan Collateral Documents and this Agreement.
     5.6. Finance and Sale Issues during Insolvency or Liquidation Proceeding.
     (a) Until the Discharge of Revolving Credit Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Revolving Administrative Agent shall agree to permit (i) the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), other than the identifiable cash Proceeds of any Second Lien Term Loan Priority Collateral, on which a Lien has been granted to the Revolving Collateral Agent pursuant to the Revolving Credit Facility Credit Documents; or (ii) any Grantor to obtain financing, whether from the Revolving Credit Claimholders or any other Person, under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”); then each of the Second Lien Term Loan Administrative Agent, the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders agrees that it will raise no objection to (nor support any other Person objecting) or contest such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing meets the following requirements: (1) it is on commercially reasonable terms, (2) the Second Lien Term Loan Administrative Agent, the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders retain the right to object to any agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are materially prejudicial to their interests in the Second Lien Term Loan Priority Collateral, (3) the principal amount of such DIP Financing plus the principal amount of pre-petition Revolving Credit Obligations remaining outstanding after giving effect to such DIP Financing shall not in the aggregate exceed the Revolving Credit Facility Cap Amount (it being understood and agreed that a “roll-up” of the pre-petition Revolving Credit Obligations into such DIP Financing would not violate this clause (3) as long as the total principal amount thereof shall not exceed the Revolving Credit Facility Cap Amount), (4) the terms of such DIP Financing (A) do not compel the applicable Grantor to seek confirmation of a specific plan of reorganization for which all or a substantial portion of the terms are set forth in such DIP Financing documentation or a related document (other than the repayment in full in cash of the DIP Financing) and (B) do not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order; (5) the Second Lien Term Loan Collateral Agent retains Liens on the Revolving Credit Priority Collateral (including the Proceeds thereof arising after the commencement of such Insolvency or Liquidation Proceeding) with the same priority vis-à-vis the Liens securing the Revolving Credit Obligations as existed prior to the commencement of such Insolvency or Liquidation Proceeding; (6) the Second Lien Term Loan Collateral Agent receives replacement Liens on post-petition assets to the same extent granted to the Revolving Collateral Agent with the same priority vis-à-vis the Liens securing the Revolving Credit Obligations as existed prior to the commencement of such Insolvency or Liquidation Proceeding; and (7) to the extent the Revolving Credit Obligations remain outstanding, such DIP Financing is secured by a Lien that is senior or pari passu with the Liens securing the Revolving Credit Obligations. To the extent Liens securing the Revolving Credit Obligations are subordinate to or pari passu with the Liens securing such DIP Financing, the Second Lien Term Loan Collateral Agent will subordinate its Liens on the Revolving Credit Priority Collateral to Liens securing such DIP Financing and to any “carve-out”, including for debtors’ professionals, to which the Revolving Credit Obligations are subordinated. The foregoing shall not prevent the Second Lien Term Loan Claimholders from exercising their rights to vote for or against a, or file any, plan of reorganization or from filing motions or making arguments that an unsecured creditor may make.
     (b) Until the Discharge of Second Lien Term Loan Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Second Lien Term Loan Administrative Agent shall agree to permit (i) the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), consisting solely of the identifiable cash Proceeds of any Second Lien Term Loan Priority Collateral on which a Lien has been granted to the Second Lien Term Loan Collateral Agent pursuant to the Second Lien Term Loan Documents; or (ii) any Grantor to obtain DIP Financing, whether from the Second Lien Term Loan Claimholders or any other Person; then each of the Revolving Administrative Agent, the Revolving Collateral Agent and the Revolving Credit Claimholders agrees that it will raise no objection to or contest such Cash Collateral use or DIP Financing so long as such Cash Collateral use meets the following requirements: (1) it is on commercially reasonable terms; (2) the Revolving Administrative Agent, the Revolving Collateral Agent and the Revolving Credit Claimholders retain the right to object to any agreements or arrangements regarding the Cash Collateral use that are materially prejudicial to their interests in the Revolving Credit Priority Collateral; (3) the principal amount of such DIP Financing plus the principal amount of pre-petition Second Lien Term Loan Obligations remaining outstanding after giving effect to such DIP financing shall not in the aggregate exceed the Second Lien Term Loan Cap Amount (it being understood and agreed that a “roll-up” of the pre-petition Second Lien Term Loan Obligations into such DIP financing would not violate this clause (3) as long as the total principal amount thereof shall not exceed the Second Lien Term Loan Cap Amount); (4) the terms of such DIP financing (A) do not compel the applicable Grantor to seek confirmation of a specific plan of reorganization for which all or a substantial portion of the terms are set forth in such DIP Financing documentation or a related document (other than the repayment in full in cash of the DIP Financing) and (B) do not expressly require the liquidation of the Collateral prior to a default under such DIP Financing documentation or Cash Collateral order; (5) the Revolving Collateral Agent retains Liens on the Second Lien Term Loan Priority Collateral (including the Proceeds thereof arising after the commencement of such Insolvency or Liquidation Proceeding) with the same priority vis-à-vis the Liens securing the Second Lien Term Loan Obligations as existed prior to the commencement of such Insolvency or Liquidation Proceeding; (6) the Revolving Collateral Agent receive replacement Liens on post-petition assets to the same extent granted to the Second Lien Term Loan Collateral Agent with the same priority vis-à-vis the Lien securing the Second Lien Term Loan Obligations as existed prior to the commencement of such Insolvency or Liquidation Proceeding; and (7) to the extent the Second Lien Term Loan Obligations remain outstanding, such DIP financing is secured by a Lien that is senior or pari passu with the Liens securing the Second Lien Term Loan Obligations. To the extent Liens securing the Second Lien Term Loan Obligations are subordinate to or pari passu with the Liens securing such DIP Financing, the Revolving Collateral Agent will subordinate its Liens on the Second Lien Term Loan Priority Collateral to Liens securing such DIP Financing and to any “carve-out”, including for debtors’ professionals, to which the Second Lien Term Loan Obligations are subordinated. The foregoing shall not prevent the Revolving Credit Claimholders from exercising their rights to vote for or against a, or file any, plan of reorganization or from filing motions or making arguments that an unsecured creditor may make.
     (c) Until the Discharge of Revolving Credit Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Revolving Administrative Agent shall agree to permit a sale of the Revolving Credit Priority Collateral free and clear of Liens or other claims, under Section 363 of the Bankruptcy Code or otherwise, then each of the Second Lien Term Loan Administrative Agent, the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders agrees that it will not raise any objection to or contest such sale or request adequate protection or any other relief in connection therewith as long as the net cash Proceeds of such sale are applied to reduce permanently the Revolving Credit Obligations.
     (d) Until the Discharge of Second Lien Term Loan Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Second Lien Term Loan Administrative Agent shall agree to permit a sale of the Second Lien Term Loan Priority Collateral free and clear of Liens or other claims, under Section 363 of the Bankruptcy Code or otherwise, then each of the Revolving Administrative Agent, the Revolving Collateral Agent and the Revolving Credit Claimholders agrees that it will not raise any objection to or contest such sale or request adequate protection or any other relief in connection therewith as long as the net cash Proceeds of such sale are applied to reduce permanently the Second Lien Term Loan Obligations.
     5.7. Adequate Protection.
     (a) The Second Lien Term Loan Administrative Agent, Second Lien Term Loan Collateral Agent and each of the Second Lien Term Loan Claimholders agrees that none of them shall contest (or support any other Person contesting): (1) any request by the Revolving Administrative Agent, the Revolving Collateral Agent or the Revolving Credit Claimholders for adequate protection with respect to the Revolving Credit Priority Collateral; or (2) any objection by the Revolving Administrative Agent, the Revolving Collateral Agent or the Revolving Credit Claimholders to any motion, relief, action or proceeding claiming a lack of adequate protection with respect to the Revolving Credit Priority Collateral.
     (b) The Revolving Administrative Agent, Revolving Collateral Agent and each of the Revolving Credit agrees that none of them shall contest (or support any other Person contesting): (1) any request by the Second Lien Term Loan Administrative Agent, the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders for adequate protection with respect to the Second Lien Term Loan Priority Collateral; or (2) any objection by the Second Lien Term Loan Administrative Agent, the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders to any motion, relief, action or proceeding claiming a lack of adequate protection with respect to the Second Lien Term Loan Priority Collateral.
     (c) Notwithstanding the foregoing provisions in this Section 5.7, if the Revolving Credit Claimholders (or any subset thereof) are granted adequate protection with respect to the Revolving Credit Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Revolving Credit Priority Collateral) in connection with any Cash Collateral use or DIP Financing, then the Second Lien Term Loan Collateral Agent, on behalf of itself or any of the Second Lien Term Loan Claimholders, may seek or request adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral (and the Revolving Collateral Agent, on behalf of itself and the other Revolving Credit Claimholders, agrees that it will raise no objection thereto), which Lien will be subordinated (except to the extent that the Second Lien Term Loan Collateral Agent already had a Lien on such Collateral (in which case the priorities established by Section 2.1 shall apply)) to the Liens securing the Revolving Credit Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens of the Second Lien Term Loan Collateral Agent on Revolving Credit Priority Collateral.
     (d) Notwithstanding the foregoing provisions in this Section 5.7, if the Second Lien Term Loan Claimholders (or any subset thereof) are granted adequate protection with respect to the Second Lien Term Loan Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Second Lien Term Loan Priority Collateral) in connection with any Cash Collateral use or DIP Financing, then the Revolving Collateral Agent, on behalf of itself or any of the Revolving Credit Claimholders, may seek or request adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral (and the Second Lien Term Loan Collateral Agent, on behalf of itself and the other Second Lien Term Loan Claimholders, agrees that it will raise no objection thereto), which Lien will be subordinated (except to the extent that the Revolving Collateral Agent already had a Lien on such Collateral (in which case the priorities established by Section 2.1 shall apply)) to the Liens securing the Second Lien Term Loan Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens of the Revolving Collateral Agent on Second Lien Term Loan Priority Collateral.
     (e) If the Revolving Credit Claimholders (or any subset thereof) are granted adequate protection with respect to the Revolving Credit Priority Collateral in the form of interest on the pre-petition Revolving Credit Obligations or the payment of their reasonable out-of-pocket fees and expenses in respect of the pre-petition Revolving Credit Obligations, then the Second Term Loan Administrative Agent, on behalf of itself or any of the Second Lien Term Loan Claimholders, may seek or request adequate protection in the form of interest on the pre-petition Second Lien Term Loan Obligations or the payment of their reasonable out-of-pocket fees and expenses in respect of the pre-petition Second Lien Term Loan Obligations. The Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that none of them shall contest any such request.
     (f) If the Second Lien Term Loan Claimholders (or any subset thereof) are granted adequate protection with respect to the Second Lien Term Loan Priority Collateral in the form of interest on the pre-petition Second Lien Term Loan Obligations or the payment of their reasonable out-of-pocket fees and expenses in respect of the pre-petition Second Lien Term Loan Obligations, then Revolving Administrative Agent, on behalf of itself or any of the Revolving Credit Claimholders, may seek or request adequate protection in the form of interest on the pre-petition Revolving Credit Obligations or the payment of their reasonable out-of pocket fees and expenses in respect of the pre-petition Revolving Credit Obligations. The Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders, agrees that none of them shall contest any such request.
     (g) Except as otherwise expressly set forth in this Section 5.7, (i) so long as the Discharge of Revolving Credit Obligations has not occurred, none of the Second Lien Term Loan Administrative Agent, the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders shall seek adequate protection with respect to their rights in the Revolving Credit Priority Collateral in any Insolvency or Liquidation Proceeding and (ii) so long as the Discharge of Second Lien Term Loan Obligations has not occurred, none of the Revolving Administrative Agent, the Revolving

Collateral Agent or the Revolving Credit Claimholders shall seek adequate protection with respect to their rights in the Second Lien Term Loan Priority Collateral in any Insolvency or Liquidation Proceeding.
     SECTION 6. Reliance; Waivers, Etc.
     6.1. Reliance. Other than any reliance on the terms of this Agreement, the Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under its Revolving Credit Facility Credit Documents, acknowledges that it and such Revolving Credit Claimholders have, independently and without reliance on the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholders, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such Revolving Credit Facility Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Revolving Credit Agreement or this Agreement. Other than any reliance on the terms of this Agreement, the Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders, acknowledges that it and the Second Lien Term Loan Claimholders have, independently and without reliance on the Revolving Collateral Agent or any Revolving Credit Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Term Loan Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Term Loan Credit Documents or this Agreement.
     6.2. No Warranties or Liability. The Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under the Revolving Credit Facility Credit Documents, acknowledges and agrees that each of the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Term Loan Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Term Loan Credit Documents in accordance with law and the Second Lien Term Loan Credit Documents, as they may, in their sole discretion, deem appropriate. The Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders, acknowledges and agrees that each of the Revolving Collateral Agent and the Revolving Credit Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Revolving Credit Facility Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Revolving Collateral Agent and the Revolving Credit Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective Revolving Credit Facility Credit Documents in accordance with law and the Revolving Credit Facility Credit Documents, as they may, in their sole discretion, deem appropriate. The Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders shall have no duty to the Revolving Collateral Agent or any of the Revolving Credit Claimholders, and the Revolving Collateral Agent and the Revolving Credit Claimholders shall have no duty to the Second Lien Term Loan Collateral Agent or any of the Second Lien Term Loan Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the Revolving Credit Facility Credit Documents and the Second Lien Term Loan Credit Documents), regardless of any knowledge thereof which they may have or be charged with.

     6.3. No Waiver of Lien Priorities.
     (a) No right of the Agents, the Revolving Credit Claimholders or the Second Lien Term Loan Claimholders to enforce any provision of this Agreement or any Revolving Credit Facility Credit Document or Term Loan Credit Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by such Agents, Revolving Credit Claimholders or Second Lien Term Loan Claimholders or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Revolving Credit Facility Credit Documents or any of the Second Lien Term Loan Credit Documents, regardless of any knowledge thereof which the Agents or the Revolving Credit Claimholders or Second Lien Term Loan Claimholders, or any of them, may have or be otherwise charged with.
     (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the Revolving Credit Facility Credit Documents and Second Lien Term Loan Credit Documents and subject to the provisions of Sections 2.3, 2.4 and 5.3), the Agents, the Revolving Credit Claimholders and the Second Lien Term Loan Claimholders may, at any time and from time to time in accordance with the Revolving Credit Facility Credit Documents and Second Lien Term Loan Credit Documents and/or applicable law, without the consent of, or notice to, the other Agent or the Revolving Credit Claimholders or the Second Lien Term Loan Claimholders (as the case may be), without incurring any liabilities to such Persons and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:
     (1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Obligations or any Lien or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Agents or any rights or remedies under any of the Revolving Credit Facility Credit Documents or the Second Lien Term Loan Credit Documents; provided that any such increase in the Revolving Credit Obligations or the Second Lien Term Loan Obligations, as applicable, shall not increase the sum of the Indebtedness (as defined in the Revolving Credit Agreement or Second Lien Term Loan Agreement, as applicable) constituting principal under the Revolving Credit Agreement or Second Lien Term Loan Agreement, as applicable, and, the face amount of any letters of credit issued and not reimbursed to an amount in excess of the Revolving Credit Facility Cap Amount or Second Lien Term Loan Cap Amount, as applicable;
     (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral (except to the extent provided in this Agreement) or any liability of any Grantor or any liability incurred directly or indirectly in respect thereof;
     (3) settle or compromise any Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and
     (4) exercise or delay in or refrain from exercising any right or remedy against any security or any Grantor or any other Person, elect any remedy and otherwise deal freely with any Grantor.

     (c) Except as otherwise provided herein, the Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, also agrees that the Second Lien Term Loan Claimholders and the Second Lien Term Loan Collateral Agent shall have no liability to the Revolving Collateral Agent or any Revolving Credit Claimholders, and the Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, hereby waives any claim against any Second Lien Term Loan Claimholder or the Second Lien Term Loan Collateral Agent, arising out of any and all actions which the Second Lien Term Loan Claimholders or the Second Lien Term Loan Collateral Agent may take or permit or omit to take with respect to the foreclosure upon, or sale, liquidation or other disposition of, any Second Lien Term Loan Priority Collateral. The Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that the Second Lien Term Loan Claimholders and the Second Lien Term Loan Collateral Agent have no duty to them in respect of the maintenance or preservation of the Second Lien Term Loan Priority Collateral, the Second Lien Term Loan Obligations or otherwise.
     (d) Except as otherwise provided herein, the Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders, also agrees that the Revolving Credit Claimholders and the Revolving Collateral Agent shall have no liability to the Second Lien Term Loan Collateral Agent or any Second Lien Term Loan Claimholders, and the Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Lenders, hereby waives any claim against any Revolving Credit Claimholder or the Revolving Collateral Agent, arising out of any and all actions which the Revolving Credit Claimholders or the Revolving Collateral Agent may take or permit or omit to take with respect to the foreclosure upon, or sale, liquidation or other disposition of, any Revolving Credit Priority Collateral. The Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders, agrees that the Revolving Credit Claimholders and the Revolving Collateral Agent have no duty to them in respect of the maintenance or preservation of the Revolving Credit Priority Collateral, the Revolving Credit Obligations or otherwise.
     (e) Until the Discharge of Second Lien Term Loan Obligations, the Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Second Lien Term Loan Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.
     (f) Until the Discharge of Revolving Credit Obligations, the Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Revolving Credit Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.
     6.4. Obligations Unconditional. All rights, interests, agreements and obligations of the Revolving Collateral Agent and the Revolving Credit Claimholders and the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:
     (a) any lack of validity or enforceability of any Revolving Credit Facility Credit Documents or any Second Lien Term Loan Credit Documents;
     (b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Revolving Credit Obligations or

Second Lien Term Loan Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Revolving Credit Facility Credit Document or any Second Lien Term Loan Credit Document;
     (c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Revolving Credit Obligations or Second Lien Term Loan Obligations or any guaranty thereof;
     (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the any Grantor; or
     (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Revolving Collateral Agent, the Revolving Credit Obligations, any Revolving Credit Claimholder, the Second Lien Term Loan Collateral Agent, the Second Lien Term Loan Obligations or any Second Lien Term Loan Claimholder in respect of this Agreement.
     SECTION 7. Miscellaneous.
     7.1. Avoidance Issues. If any Revolving Credit Claimholder or Second Lien Term Loan Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the applicable Grantor any amount paid in respect of Revolving Credit Obligations or the Second Lien Term Loan Obligations, as the case may be (a “Recovery”), then such Revolving Credit Claimholders or Second Lien Term Loan Claimholders shall be entitled to a reinstatement of Revolving Credit Obligations or the Second Lien Term Loan Obligations, as the case may be, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
     7.2. Separate Grants of Security and Separate Classification.
     (a) Each of the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders, and the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, acknowledges and agrees that the grants of Liens pursuant to the Revolving Credit Facility Collateral Documents and the Second Lien Term Loan Collateral Documents constitute separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the Second Lien Term Loan Obligations are fundamentally different from the Revolving Credit Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. In furtherance of the foregoing, each of the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders, and the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that the Second Lien Term Loan Claimholders and the Revolving Credit Claimholders will vote as separate classes in connection with any plan of reorganization in any Insolvency or Liquidation Proceeding and that neither any Agent nor any Claimholder will seek to vote with the other as a single class in connection with any plan of reorganization in any Insolvency or Liquidation Proceeding.
     (b) To further effectuate the intent of the parties as provided in this Section 7.2, if it is held that the claims of the Second Lien Term Loan Claimholders and the Revolving Credit Claimholders in respect of the Second Lien Term Loan Priority Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders and the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Second Lien Term Loan Priority Collateral (with the effect being that, to the extent that the aggregate value of the Second Lien Term Loan Priority Collateral is sufficient (for this purpose ignoring all claims held by the Revolving Credit Claimholders), the Second Lien Term Loan Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, interest and other claims, including any additional interest payable pursuant to the Second Lien Term Loan Agreement, arising from or related to a default) before any distribution is made in respect of the claims held by the Revolving Credit Claimholders, with the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby acknowledging and agreeing to turn over to the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Revolving Credit Claimholders).
     (c) To further effectuate the intent of the parties as provided in this Section 7.2, if it is held that the claims of the Second Lien Term Loan Claimholders and the Revolving Credit Claimholders in respect of the Revolving Credit Priority Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders and the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Revolving Credit Priority Collateral (with the effect being that, to the extent that the aggregate value of the Revolving Credit Priority Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Term Loan Claimholders), the Revolving Credit Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, interest and other claims, including any additional interest payable pursuant to the Revolving Credit Agreement, arising from or related to a default) before any distribution is made in respect of the claims held by the Second Lien Term Loan Claimholders, with the Second Lien Term Loan Collateral Agent, for itself and on behalf of the Second Lien Term Loan Claimholders, hereby acknowledging and agreeing to turn over to the Revolving Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Term Loan Claimholders).
     (d) Notwithstanding anything in the foregoing to the contrary, each of the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders, on the one hand, and the Revolving Collateral Agent and the Revolving Credit Claimholders, on the other hand, shall retain the right to vote and otherwise act in any Insolvency or Liquidation Proceeding (including the right to vote to accept or reject any plan of reorganization) to the extent not inconsistent with the provisions hereof.
     7.3. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Revolving Credit Facility Credit Document or any Second Lien Term Loan Credit Document, the provisions of this Agreement shall govern and control. Notwithstanding the foregoing, the parties hereto acknowledge that, except as set forth herein, this Agreement shall not impose any obligations on the Credit Parties and shall not negate any rights granted to the Credit Parties in the Revolving Credit Facility Credit Documents or the Second Lien Term Loan Credit Documents.

     7.4. Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the Revolving Credit Claimholders and Second Lien Term Loan Claimholders may continue, at any time and without notice to any Agent, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor in reliance hereon. Each of the Agents, on behalf of itself and the Revolving Credit Claimholders or the Second Lien Term Loan Claimholders, as the case may be, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement shall terminate and be of no further force and effect:
     (a) with respect to the Revolving Collateral Agent, the Revolving Credit Claimholders and the Revolving Credit Obligations, on the date of the Discharge of Revolving Credit Obligations, subject to the rights of the Revolving Credit Claimholders under Section 7.1; and
     (b) with respect to the Second Lien Term Loan Collateral Agent, the Second Lien Term Loan Claimholders and the Second Lien Term Loan Obligations, on the date of the Discharge of Second Lien Term Loan Obligations, subject to the rights of the Second Lien Term Loan Claimholders under Section 7.1.
     7.5. Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Term Loan Collateral Agent (acting at the direction of the “Requisite Lenders” as defined in the Second Lien Term Loan Agreement) or the Revolving Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent that such amendment, modification or waiver (i) adversely affects or impairs its rights hereunder, under the Second Lien Term Loan Credit Documents or under the Revolving Credit Facility Credit Documents or (ii) imposes any additional obligation or liability upon it.
     7.6. Information Concerning Financial Condition of the Grantors and their Subsidiaries. The Revolving Collateral Agent and the Revolving Credit Claimholders, on the one hand, and the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Grantors and their Subsidiaries and all endorsers and/or guarantors of the Revolving Credit Obligations or the Second Lien Term Loan Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Revolving Credit Obligations or the Second Lien Term Loan Obligations. Neither the Revolving Collateral Agent and the Revolving Credit Claimholders, on the one hand, nor the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders, on the other hand, shall have any duty to advise the other of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that either the Revolving Collateral Agent or any of the Revolving Credit Claimholders, on the one hand, or the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders, on the other hand, undertakes at any time or from time to time to provide any such information to any of the others, it or they shall be under no obligation:

     (a) to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
     (b) to provide any additional information or to provide any such information on any subsequent occasion;
     (c) to undertake any investigation; or
     (d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
     7.7. Subrogation.
     (a) With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Term Loan Claimholders or the Second Lien Term Loan Collateral Agent pays over to the Revolving Collateral Agent or the Revolving Credit Claimholders under the terms of this Agreement, the Second Lien Term Loan Claimholders and the Second Lien Term Loan Collateral Agent shall be subrogated to the rights of the Revolving Collateral Agent and the Revolving Credit Claimholders; provided, however, that, the Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Revolving Credit Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders that are paid over to the Revolving Collateral Agent or the Revolving Credit Claimholders pursuant to this Agreement shall not reduce any of the Second Lien Term Loan Obligations.
     (b) With respect to the value of any payments or distributions in cash, property or other assets that any of the Revolving Credit Claimholders or the Revolving Collateral Agent pays over to the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders under the terms of this Agreement, the Revolving Credit Claimholders and the Revolving Collateral Agent shall be subrogated to the rights of the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders; provided, however, that, the Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Second Lien Term Loan Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Revolving Collateral Agent or the Revolving Credit Claimholders that are paid over to the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders pursuant to this Agreement shall not reduce any of the Revolving Credit Obligations.
     7.8. SUBMISSION TO JURISDICTION, WAIVERS.
     (a) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS

AGREEMENT; PROVIDED, THAT THE PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM ANY SUCH COURT MAY HAVE TO BE HEARD BY A COURT IN A DIFFERENT JURISDICTION; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ANY AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ANY AGENT. EACH PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND OTHER DOCUMENTS AND OTHER SERVICE OF PROCESS OF ANY KIND AND CONSENTS TO SUCH SERVICE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA WITH RESPECT TO OR OTHERWISE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BY ANY MEANS PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, INCLUDING BY THE MAILING THEREOF (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN ACCORDANCE WITH SECTION 7.9 (AND SHALL BE EFFECTIVE WHEN SUCH MAILING SHALL BE EFFECTIVE, AS PROVIDED THEREIN).
     (b) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 7.8(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     7.9. Notices. All notices to the Second Lien Term Loan Claimholders and the Revolving Credit Claimholders permitted or required under this Agreement shall also be sent to the Second Lien Term Loan Collateral Agent and the Revolving Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
     7.10. Further Assurances. The Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under the Revolving Credit Facility Credit Documents, and the Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders under the Second Lien Term Loan Credit Documents, and the Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Revolving Collateral Agent or the Second Lien Term Loan Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.
     7.11. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     7.12. Binding on Successors and Assigns. This Agreement shall be binding upon the Revolving Collateral Agent, the Revolving Credit Claimholders, the Second Lien Term Loan Collateral Agent, the Second Lien Term Loan Claimholders and their respective successors and assigns.
     7.13. Specific Performance. Each of the Revolving Collateral Agent and the Second Lien Term Loan Collateral Agent may demand specific performance of this Agreement. The Revolving Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, and the Second Lien Term Loan Collateral Agent, on behalf of itself and the Second Lien Term Loan Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Revolving Collateral Agent or the Revolving Credit Claimholders or the Second Lien Term Loan Collateral Agent or the Second Lien Term Loan Claimholders, as the case may be.
     7.14. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
     7.15. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or other electronic image scan transmission (e.g. “PDF” via e-mail) shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
     7.16. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
     7.17. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Agents, the Revolving Credit Claimholders and the Second Lien Term Loan Claimholders and, to the extent expressly applicable, the Grantors. Nothing in this Agreement shall impair, as between the Grantors and the Revolving Collateral Agent and the Revolving

Credit Claimholders, or as between the Grantors and the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders, the obligations of the Grantors to pay principal, interest, fees and other amounts as provided in the Revolving Credit Facility Credit Documents and the Second Lien Term Loan Credit Documents, respectively.
     7.18. Provisions to Define Relative Rights. The provisions of this Agreement are and are intended for the purpose of defining the relative rights of the Revolving Collateral Agent and the Revolving Credit Claimholders on the one hand and the Second Lien Term Loan Collateral Agent and the Second Lien Term Loan Claimholders on the other hand. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Revolving Credit Obligations and the Second Lien Term Loan Obligations as and when the same shall become due and payable in accordance with their terms. The Grantors may rely on Sections 5.4 and 7.5 hereof with respect to matters set forth therein applicable to the Grantors and to the extent that any provision hereof governs the priority of security interests, the Grantors may rely on such provision in making representations and warranties relating to priority of security interests in the Revolving Credit Facility Documents and the Second Lien Term Loan Credit Documents.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

SECOND LIEN TERM LOAN COLLATERAL AGENT AND SECOND LIEN TERM LOAN ADMINISTRATIVE AGENT:

WILMINGTON TRUST COMPANY, as Second Lien Term Loan Administrative Agent and Second Lien Term Loan Collateral Agent

By:
Name:
Title:

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-1605
Attention: James A. Hanley
Telecopier: (302) 636-6145

REVOLVING ADMINISTRATIVE AGENT AND REVOLVING COLLATERAL AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION, as Revolving Administrative Agent and Revolving Collateral Agent

By:
Name:
Title:

General Electric Capital Corporation
500 West Monroe Street
Chicago, IL 60661
Attention: Dura Account Officer
Telecopier: 312-463-3840

ACKNOWLEDGED AND AGREED TO BY:

DURA AUTOMOTIVE SYSTEMS, INC. (f/k/a New Dura, Inc.)
NEW DURA HOLDCO, INC.
NEW DURA OPCO, INC.
DURA OPERATING CORP.
DURA SPICEBRIGHT, INC.
ADWEST ELECTRONICS, INC.
ATWOOD AUTOMOTIVE, INC.
ATWOOD MOBILE PRODUCTS, INC.
DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS, INC.
DURA GLOBAL TECHNOLOGIES, INC.
CREATION GROUP, INC.
CREATION GROUP HOLDINGS, INC.
CREATION GROUP TRANSPORTATION, INC.
KEMBERLY, INC.
CREATION WINDOWS, INC.

By:
Name:
Title:

DURA SHIFTER L.L.C.

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:
Name:
Title:

DURA AIRCRAFT OPERATING COMPANY, LLC

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:

Name:
Title:

DURA BRAKE SYSTEMS, L.L.C.

By: DURA OPERATING CORP.,
Its: SOLE MEMBER

By:

Name:
Title:

DURA CABLES NORTH LLC

By: ATWOOD AUTOMOTIVE, INC.,
Its: SOLE MEMBER

By:

Name:
Title:

DURA CABLES SOUTH LLC

By: ATWOOD AUTOMOTIVE, INC.,
Its: SOLE MEMBER

By:

Name:
Title:

DURA FREMONT L.L.C.
DURA GLADWIN L.L.C.
DURA MANCELONA L.L.C.
DURA SERVICES L.L.C.

By:

Name:
Title:

DURA G.P.

By: DURA OPERATING CORP.,
Its: MANAGING GENERAL PARTNER

By:

Name:
Title: